                                                                Exhibit 10.30

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.



                         Luminant Worldwide Corporation

                          Common Stock Purchase Warrant
                             Expiring June 30, 2007


                                                              Washington, D.C.
                                                 9:00 a.m., September 16, 1999

No. W-001

         Luminant Worldwide Corporation, a Delaware corporation (the "Company"), for value received, hereby certifies that United Air Lines, Inc., a Delaware corporation (the "Purchaser"), or its permitted assigns (each of the Purchaser and its permitted assigns is referred to herein as a "Holder"), is entitled to purchase from the Company up to THREE HUNDRED THOUSAND (300,000) shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), at such times after the date hereof and on or before 5:00 p.m., Washington, D.C. time, on June 30, 2007 (the "Exercise Period"), at the exercise price per share set forth in Section 1 hereof and subject to the terms, conditions and adjustments set forth below. As applicable, references to Common Stock contained herein shall also refer to any other securities of the Company that may become covered by this Warrant under Section 4.

                                    SECTION I

                                 EXERCISE PRICE

         The exercise price at which shares of Company Common Stock may be acquired pursuant to this Warrant shall be the price per share of Common Stock in the Company's initial public offering (the "Exercise Price"), subject to any adjustment pursuant to Section 4.

                                   SECTION II


                               EXERCISE OF WARRANT

      2.1 NUMBER OF SHARES OF COMMON STOCK FOR WHICH WARRANT IS EXERCISABLE. This Warrant shall be exercisable for shares of Common Stock, not to exceed 300,000 shares, upon the terms and conditions stated below:

            (a) The Holder's right to purchase shares of Common Stock under this Warrant shall terminate if the Company's initial public offering ("IPO") of shares of Common Stock has not been consummated within ninety (90) days of the date hereof;

            (b) At any time during the period that is three (3) years following the later to occur of the date of this Warrant or the date of the closing of the Company's IPO, the Holder shall be entitled to exercise this Warrant to purchase up to 50,000 shares of Common Stock at the Exercise Price. Holder's right to exercise this Warrant under this Section 2.1(b) shall expire at 5:00 p.m., Washington, D.C. time, on the date that is the third anniversary following the later of the date of this Warrant or the date of the closing of the Company's IPO;

            (c) On the end date of the second fiscal quarter of the Company following the later to occur of the date of this Warrant or the closing of the Company's IPO (such end date, the "First Vesting Date"), and, on the end date of every second fiscal quarter of the Company thereafter until June 30, 2004 (such dates, including the First Vesting Date, being "Vesting Dates"), the Holder shall become entitled to exercise this Warrant to purchase that number of shares of Common Stock that is equal to 250,000 times a fraction, the numerator of which is the gross revenue received by the Company from the Purchaser, its affiliates, joint venture partners and Star Alliance Members (such parties collectively, the "United Parties" and the gross revenues received from the United Parties being the "United Revenue") during the two fiscal quarters preceding each Vesting Date and the denominator of which is fifty million dollars ($50,000,000). Any right to purchase shares of Common Stock that Holder may obtain under this Section 2.1(c) must be exercised by 5:00 p.m., Washington, D.C. time on the date that is three (3) years after the date that the Purchaser's right to purchase such shares of Common Stock becomes exercisable under this Section 2.1(c), or such right shall terminate as of such time and date. Notwithstanding the foregoing, in no event shall Holder exercise this Warrant following the end of the Exercise Period;

            (d) At the election of Holder, which election may be made at any time after the First Vesting Date, the Vesting Dates described in Section 2.1(c) may be changed to be the end date of each fiscal quarter of the Company. If Holder makes the election permitted by this Section 2.1(d), at each Vesting Date following such election, the Holder shall become entitled to exercise this Warrant to purchase that number of shares that is equal to 250,000 times a fraction, the numerator of which is the United Revenue during the fiscal quarter ending on such Vesting Date and the denominator of which is fifty million dollars ($50,000,000). Any right to purchase shares of Common Stock that Holder may obtain under this
Section 2.1(d) must be exercised by 5:00 p.m., Washington, D.C. time on the date that is three (3) years after the date that the Holder's right to purchase such shares of Common Stock becomes exercisable under this Section 2.1(d), or such right shall terminate as of such time and date. Notwithstanding the foregoing, in no event may Holder exercise this Warrant to purchase any shares of Common Stock following the end of the Exercise Period; and

            (e) This Warrant shall be exercisable for a maximum of THREE HUNDRED THOUSAND (300,000) shares of Common Stock. If the United Revenue does not equal or exceed fifty million dollars ($50,000,000) prior to the end of the Exercise Period, the number of shares of Common Stock that Holder may purchase from the Company pursuant to this Warrant shall not exceed the greater of (x) THREE HUNDRED THOUSAND (300,000) times a fraction, the numerator of which is the aggregate United Revenue and the denominator of which is fifty million dollars ($50,000,000) or (y) 50,000.

      2.2 PROCEDURE FOR EXERCISE OF WARRANT. At any time during the Exercise Period, the Holder may exercise all or any part of this Warrant that is then exercisable by delivering to the Company at its principal office or at such other office or agency in the United States as the Company may designate by notice in writing to the Holder the following: (a) this Warrant, (b) the purchase form provided for herein duly executed by the Holder or by the Holder's duly authorized attorney-in-fact, and (c) payment in full of the Exercise Price for the number of shares of Common Stock to be purchased under this Warrant in cash, bank cashier's check, certified check payable to the order of the Company, or by requesting that the Company cancel a portion of this Warrant representing the Holder's exercisable right to purchase a number of shares of Common Stock and/or other securities having a value (which value shall be measured by the difference between the Exercise Price and the Market Price of the Common Stock or other securities) equal to the aggregate Exercise Price for the shares of Common Stock or other securities being purchased. "Market Price" means the average closing price of the Common Stock or other securities on the Nasdaq Stock Market for the ten-trading day period ending the day before the date that Holder exercises this Warrant. Any replacement warrant issued to Holder under
Section 4 following a "cashless exercise" as described in this Section 2.2 shall reflect an appropriate reduction in the number of shares of Common Stock and/or other securities then exercisable under such warrant.

      2.3 TRANSFER RESTRICTION LEGEND. Unless at the time of exercise the shares being purchased under this Warrant are registered under the Securities Act of 1933, as amended (the "Act"), the face of each certificate for shares of Common Stock issued under this Warrant shall bear the following legend (and any additional legend required by any securities exchange upon which such shares may, at the time of such exercise, be listed):

      "The securities represented by this certificate have not been registered under the Securities Act of 1933 or the securities laws of any state and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such act and applicable state securities laws or an applicable exemption to the registration requirements of such act or such laws."

      2.4 ACKNOWLEDGMENT OF CONTINUING OBLIGATION. If the Holder exercises this Warrant in part, the Company will (i) acknowledge in writing the Company's continuing obligation to the Holder under the portion of this Warrant that was not exercised; PROVIDED, HOWEVER, that the Company's obligations under the unexercised portion of the Warrant shall continue even if the Holder makes no request; and (ii) issue to the Holder a revised Warrant reflecting any modifications to the Warrant resulting from the exercise subject to the reasonable approval of the Holder and its counsel.

      2.5 TERMINATION OF WARRANT. If the Holder fails to exercise this Warrant during the Exercise Period, or the Company has not consummated its IPO within ninety (90) days of the date hereof, then this Warrant shall terminate and thereafter be null and void.

                                   SECTION III

                           OWNERSHIP OF THIS WARRANT



      3.1 DEEMED HOLDER. The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until the deemed Holder presents this Warrant for registration of transfer as provided in this Section 3.

      3.2 EXCHANGE, TRANSFER AND REPLACEMENT. Except as provided in the third sentence of this Section 3.2, the portion of this Warrant that has not yet become exercisable may not be sold, transferred, pledged, hypothecated or otherwise assigned (any such action, a "transfer") without the prior written consent of the Company, which consent may be withheld in the sole discretion of the Company. Subject to the requirements of the third sentence of this Section 3.2, the portion of this Warrant that has become exercisable may be sold, transferred, pledged, hypothecated or otherwise assigned (any such action, a "transfer") without the prior written consent of the Company; provided that such transfer is not prohibited by applicable state and federal securities laws. If the Holder elects to transfer this Warrant to any subsidiary of the Purchaser, to any entity that beneficially owns a majority of the Purchaser or to any subsidiary of an entity that beneficially owns a majority of the Purchaser, the Holder may do so without the prior consent of the Company provided that the Holder transfers the entirety of this Warrant to such entity. At the time of any transfer of the Warrant, the Company may require the transferee to make such representations as may be reasonably required in the opinion of counsel to the Company to permit a transfer without a registration under applicable Federal and state securities laws. Upon the Company's receipt of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, an indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor, in lieu of this Warrant; PROVIDED, HOWEVER, that if the Holder of this Warrant is the original Holder, an affidavit of lost Warrant shall be sufficient for all purposes of this Section 3.2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement. The Company shall pay all reasonable expenses, taxes (other than stock transfer taxes and income taxes) and other charges payable by it in connection with the issuance of a new warrant pursuant to Section 2.4 or 3.2 or the preparation, execution and delivery of shares of Common Stock issued upon the exercise of the Warrant pursuant to this Section 3.2.

                                   SECTION IV

                     ADJUSTMENT TO THE TERMS OF THE WARRANT

      4.1 SUBDIVISIONS AND COMBINATIONS. If, after the date of issuance, the
Company:

          (a) pays a dividend or makes a distribution on its Common Stock in shares of its capital stock (including Common Stock);

          (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (c) combines its outstanding shares of Common Stock into a smaller number of shares; or

          (d) issues by reclassification of its Common Stock any shares of its capital stock or other securities (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each such case, an appropriate and proportionate adjustment shall be made in the number of shares of Common Stock or other securities of the Company covered by this Warrant so that upon exercising this Warrant immediately after such action, the Holder would be entitled to re ceive the number of shares of Common Stock or other securities of the Company that such Holder would have owned immediately following such action if such Holder had exercised this Warrant immediately prior to such action. The adjustment shall become effective immediately after the earlier of (i) the record date or the distribution date in the case of a dividend or distribution and (ii) the record date or the effective date in the case of a subdivision, combination or reclassification.

            Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as herein provided, the per share Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

      4.2 OTHER SECURITIES. If at any time, as a result of an adjustment made pursuant to this Section 4, the Holder becomes entitled to purchase other securities of the Company or the stock or other securities of any other person, corporate or otherwise, thereafter the number of such other securities so purchasable upon exercise of this Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4, and the provisions of this Warrant with respect to the shares of Common Stock shall apply on like terms to any such other shares, capital stock or other securities.

      4.3 CONSOLIDATIONS MERGERS AND OTHER TRANSACTIONS. In case of any consolidation of the Company with or merger of the Company into another corporation or other entity, or in case of any sale or conveyance to another corporation or other entity of the property of the Company as an entirety or substantially as an entirety, proper provision shall be made so that the Holder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of this Warrant the kind and amount of other securities and property which the Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action. The Company shall give notice to each Holder of such provision. Such provision shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.

      4.4 NOTICE OF ADJUSTMENTS. Whenever the Exercise Price or the kind or amount of securities purchasable upon the exercise of this Warrant shall be adjusted pursuant to any of the provisions of this Warrant, the Company shall forthwith thereafter cause to be sent to the Holder a certificate setting forth the adjustments in the Exercise Price and/or in said number of shares, and also setting forth in detail the facts requiring such adjustments.

      4.5 NOTICE OF CERTAIN EVENTS. In the event of (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than any regular quarterly dividend paid by the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or (b) any capital reorganization of the Company, or any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to, or consolidation or merger of the Company with or into, any other person, or (c) any voluntary or involuntary dissolution or liquidation of the Company, then, and in each such event, the Company will mail or cause to be mailed to the Holder a notice specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the proposed record date or the proposed closing date, as applicable, therein specified.

      4.6 FRACTIONAL INTEREST; ROUNDING. In computing adjustments under this
Section 4 or the number of shares that may be purchased upon exercise of the Warrant under Section 2.1 and 2.2, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share, and adjustments in the Exercise Price shall be made to the nearest $.01.


                                    SECTION V

                        SPECIAL AGREEMENTS OF THE COMPANY

      The Company covenants and agrees that:

      5.1 RESERVATION OF SHARES OF COMMON STOCK. The Company will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock deliverable upon the exercise of this Warrant or of any other rights or privileges provided for therein sufficient to enable the Company at any time to fulfill all its obligations hereunder.

      5.2 NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

      5.3 NO ASSIGNMENT. The Company may not assign this Warrant or any rights or obligations hereunder without the prior written consent of the Holder, which consent shall not be unreasonably withheld, delayed or conditioned; provided that nothing in this Section 5.3 shall be construed to give the Holder any right to consent to any consolidation, merger or other transaction of any kind contemplated by the Company.


                                   SECTION VI

                                     NOTICES

      Any notice required or permitted by or in connection with this Warrant shall be in writing and shall be made by facsimile, or by hand delivery, or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the parties to each other. Notice shall be considered given as of the earlier of the date of actual receipt or the date of the facsimile or hand delivery, one
(1) business day after delivery to an overnight delivery service, or three (3) business days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein.

      If to Purchaser:

                  United Air Lines, Inc.
                  World Headquarters -- WHQLD
                  1200 East Algonquin Road
                  Elk Grove Township, Illinois 60007
                  Attention: General Counsel
                  Fax:  847-700-4683

      with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom, LLP
                  525 University Avenue
                  Suite 220
                  Palo Alto, California 94301
                  Attention: Kenton J.  King
                  Fax: 650-470-4570

      If to the Company:

                  4100 Spring Valley Road
                  Suite 750
                  Dallas, Texas  75244-3699
                  Attention:  Guillermo G. Marmol

                  Fax: (972) 387-8917



      with copies to:

                  Wilmer, Cutler & Pickering
                  2445 M Street, N.W.
                  Washington, D.C.  20037
                  Attention:  George P. Stamas, Esq.
                  Fax:  (202) 663-6363


                                   SECTION VII

                                  GOVERNING LAW

      This Warrant shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without giving effect to its conflicts of laws provisions.

                                  SECTION VIII

                    BINDING EFFECT ON THE COMPANY'S SUCCESSOR

      This Warrant shall be binding upon any corporation or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

                                   SECTION IX

                                  MISCELLANEOUS

      9.1 NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in the Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company or as imposing any liabilities on such Holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

      9.2 AMENDMENT; WAIVER; ETC. The Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The agreements of the Company contained in the Warrant other than those applicable solely to the Warrant and the Holder thereof shall inure to the benefit of and be enforceable by any Holder or Holders at the time of any shares of Common Stock issued upon the exercise of the Warrant, whether so expressed or not.

      9.3 HEADINGS. The section headings in the Warrant are for purposes of convenience only and shall not constitute a part hereof.



                          [signature on following page]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and dated as of the date first hereinabove set forth.





                             LUMINANT WORLDWIDE CORPORATION


                             By:
                                -----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                  ---------------------------------





                         Signature Page to Warrant W-001

                                   ASSIGNMENT

             (TO BE EXECUTED BY THE REGISTERED HOLDER IF IT DESIRES
                   AND IS PERMITTED TO TRANSFER THE WARRANT OF
                         LUMINANT WORLDWIDE CORPORATION)

      FOR VALUE RECEIVED ___________________________________ hereby sells, assigns and transfers unto __________________________ the right to purchase shares of Common Stock evidenced by the within Warrant, and does hereby irrevocably constitute and appoint ________________________________________
Attorney to transfer the said Warrant on the books of the Company (as defined in said Warrant) with full power of substitution.

      The undersigned represents and warrants to the Company that this assignment has been effected in compliance with all applicable provisions of said Warrant.


                            Signature:                               (SEAL)
                                      -------------------------------

                            Address:
                                      -------------------------------

                                      -------------------------------



Dated:
      --------------------

In the presence of


------------------------------              ------------------------------------
(Witness)                                       (Signature of Witness)



NOTICE: The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                  PURCHASE FORM

                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT)

      The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases Shares of Common Stock of LUMINANT WORLDWIDE CORPORATION purchasable with this Warrant, and herewith makes payment therefor:
(circle the following as applicable)

         1.       By cash in the amount of $________.

         2.       By bank cashier's check in the amount of $_________.

         3.       By certified check in the amount of $_________.

         4. By request for cancellation of the right to purchase ______ shares of Common Stock or other securities under the Warrant having a value (net of the applicable Exercise Price) equivalent to the aggregate Exercise Price for the shares of Common Stock or other securities being purchased.

all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to __________________________, whose address is _________________________________ and, if such shares shall not include all of the shares issuable as provided in this Warrant that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder be delivered to the undersigned.


Dated:


-------------------------------------
(Signature of Registered Owner)

---------------------------------------
(Street Address)

---------------------------------------
(City)       (State)       (Zip  Code)